American Strategic Income Portfolio II - 1997 Annual Report

1997 Annual Report

AMERICAN
STRATEGIC
INCOME
PORTFOLIO II

PIPER CAPITAL
MANAGEMENT


[LOGO]

PIPER CAPITAL
MANAGEMENT

AMERICAN STRATEGIC INCOME PORTFOLIO II

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

CONTENTS

Average Annualized Total Returns.........................................1
Portfolio Managers' Letter...............................................2
Financial Statements and Notes...........................................7
Investments in Securities...............................................20
Independent Auditors' Report............................................26
Federal Tax Information.................................................27
Shareholder Update......................................................28
Glossary^...............................................................34

^This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

Average Annualized Total Returns

Based on net asset value for the periods ended May 31, 1997

[EDGAR REPRESENTATION OF GRAPHICS CHART]

                                                                                          SINCE
                                                                  ONE        THREE      INCEPTION
                                                                  YEAR        YEAR       7/30/92
                                                                  ----       ------     ---------
AMERICAN STRATEGIC INCOME PORTFOLIO II........................    6.90%       8.74%        7.13%
Lehman Brothers Mutual Funds Gov't/Mortgage Index.............    8.21%       7.85%        6.52%

The average annualized total return figures for American Strategic Income Portfolio II are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended May 31, 1997, were 17.19%, 4.51% and 4.12%, respectively. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return figures.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1997.


1997 Annual Report             1         American Strategic Income Portfolio II

Portfolio Managers' Letter

July 18, 1997

[PHOTO]
JOHN WENKER is primarily responsible for the management of American Strategic Income Portfolio II. He has 11 years of financial experience.

DEAR SHAREHOLDERS:

FOR THE YEAR ENDED MAY 31, 1997, AMERICAN STRATEGIC INCOME PORTFOLIO II HAD A NET ASSET VALUE TOTAL RETURN OF 6.90%.* This compares to an 8.21% return for the fund's benchmark,^ the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 17.19% for the year, and it continued to trade at a discount^ to net asset value (NAV), with a market price of $11.38 and an NAV of $12.63 per share as of May 31.

UNDERPERFORMANCE OF THE FUND CAN BE LARGELY ATTRIBUTED TO MORTGAGE LOSSES IN THE PORTFOLIO, PRIMARILY LOSSES INCURRED WHEN WE SOLD TWO MULTIFAMILY PROPERTIES THAT WENT THROUGH FORECLOSURE. For the most recent fiscal year of the fund, mortgage losses were approximately $0.12 per share. Another contributing factor to the fund's underperformance was its emphasis on short-term Treasury securities. During a declining interest rate environment, short-

*All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

[EDGAR REPRESENTATION OF PIE CHART]

PORTFOLIO COMPOSITION

As a percentage of total assets on May 31, 1997

Commercial Loans..............................................   7%
Other Assets..................................................   2%
U.S. Agency Fixed Rate Mortgage-Backed Securities.............   1%
Multifamily Loans.............................................  28%
Single Family Loans...........................................  38%
Private Fixed Rate Mortgage-Backed Securities.................   7%
U.S. Treasury Securities......................................  17%


1997 Annual Report             2         American Strategic Income Portfolio II

[PHOTO]
DAVID STEELE assists with the management of American Strategic Income Portfolio II. He has 18 years of financial experience.

term securities generally do not go up in value as much as longer term issues. Finally, mortgage loans are generally less sensitive to interest rate changes than securities in the index, so when interest rates fall, as they have over the last year, these loans tend not to go up in value as much as the index.

ALTHOUGH THE FUND'S PERFORMANCE SLIGHTLY LAGGED ITS BENCHMARK, WE ARE PLEASED THAT WE HAVE MET OUR GOAL TO KEEP THE FUND'S DIVIDEND STEADY. One year ago, the fund's dividend was reduced. At that time, we set a goal of maintaining the dividend at 8.25 cents per share for 12 months, which we have done. The loans in the fund's portfolio have provided high relative income for the fund over the past year. The fund also continues to maintain a dividend reserve.

DURING THE REPORTING PERIOD, PREPAYMENT LEVELS REMAINED STABLE. We were somewhat concerned about prepayments at the end of 1996, and indicated to shareholders at that time that borrowers prepaying on their mortgages due to a lower interest rate

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans and real estate owned as of May 31, 1997. Shaded areas without values indicate states in which the fund has invested less that 0.50% of its assets.

[EDGAR REPRESENTATION OF GRAPHIC]

Arizona.............................................     3%
California..........................................    14%
Colorado............................................     7%
Florida.............................................     7%
Georgia.............................................     4%
Illinois............................................     1%
Kentucky............................................     3%
Maryland............................................     1%
Massachusetts.......................................     5%
Minnesota...........................................     9%
Missouri............................................     2%
Nevada..............................................     1%
New Jersey..........................................     5%
New Mexico..........................................     1%
New York............................................     2%
North Dakota........................................     1%
Ohio................................................     1%
Oklahoma............................................     7%
Pennsylvania........................................     1%
Tennessee...........................................     4%
Texas...............................................    15%
Utah................................................     1%
Vermont.............................................     1%
Virginia............................................     1%


1997 Annual Report             3         American Strategic Income Portfolio II

[PHOTO]
RUSS KAPPENMAN assists with the management of American Strategic Income Portfolio II. He has 11 years of financial experience.

environment might force the fund to reinvest at lower rates and ultimately decrease the fund's income. To date, the higher level of prepayments has not materialized, and we have continued to add mortgages at historically attractive interest rates. However, prepayment risk^ remains a concern in the current lower interest rate environment.

IN OUR LAST REPORT TO YOU, WE SAID WE ANTICIPATED INCREASING THE FUND'S HOLDINGS IN COMMERCIAL LOANS,^ AND WE HAVE DONE SO. Commercial loans are currently available at attractive prices compared to single family and multifamily loans. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund. (For more information about the specific risks associated with mortgage loans, see the glossary at the back of this report.)

ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON LOANS WE PURCHASE, DELINQUENT^ LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THE FUND. As of May 31, the fund held approximately 2,200 single family loans on properties with an average principal balance remaining of approximately $59,000. The chart below shows the percentage of those single family loans in delinquency. On the same date, we

DELINQUENT LOAN PROFILE

The chart below shows what percentage of single family loans* in the portfolio are 30, 60, 90 or 120 days delinquent as of May 31, 1997, based on principal amounts outstanding.

Current.................................   86.4%
30 Days.................................    4.9%
60 Days.................................    2.1%
90 Days.................................    1.2%
120+ Days...............................    5.4%

*As of May 31, 1997, there were no multifamily or commercial loans delinquent.


1997 Annual Report             4         American Strategic Income Portfolio II
had 47 multifamily loans with an average principal balance of approximately $2,048,000 and 12 commercial loans with an average principal balance of approximately $2,065,000. There were no multifamily or commercial loans delinquent. Since the fund's inception, we have kept principal losses due to foreclosure to 9 cents per share on single family loans and 9 cents per share on multifamily loans for a total of 18 cents per share. There have been no losses from commercial loans.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS^ AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 25% of the fund's total assets as of May 31. It is important to note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

IN THE COMING MONTHS, WE ANTICIPATE MODERATE ECONOMIC GROWTH, WITH INFLATION REMAINING FAIRLY WELL CONTAINED. We believe the mortgage portfolio will continue to perform well in this type of environment, and we continue to watch for opportunities to add high-quality loans to the fund's holdings. In addition to focusing on the details of individual loan purchases, we remain vigilant for changes in the broader real estate market environment. Real estate markets are cyclical in nature. Since the fund's inception, it has been a favorable time to be active in real estate. We believe that, in general, the real estate markets are in equilibrium, and that this situation could exist for some time. It is too soon to tell whether increased competition for real estate investments will lead to relaxed underwriting standards and oversupply of new properties.


1997 Annual Report             5         American Strategic Income Portfolio II

ON FEBRUARY 28, 1997, THE COURT GRANTED PRELIMINARY APPROVAL OF THE SETTLEMENT AGREEMENT IN THE CLASS ACTION LAWSUIT AGAINST THE FUND, AND A FINAL ORDER OF JUDGMENT IS NOW UNDER ADVISEMENT. In addition to cash payments over the next four years, the settlement includes an offer by the fund to repurchase up to 10% of its outstanding shares at net asset value. Class members will receive notices regarding this offer within 45 days of the effective date of the settlement. A repurchase fee of approximately 1 to 2 cents per share will be charged on all shares that are repurchased. This fee will be paid to the fund and used to pay for repurchase offer costs, which include legal, printing, mailing and other miscellaneous expenses.

Thank you for your investment in American Strategic Income Portfolio II. We look forward to continuing our relationship with you and helping you meet your investment goals.

Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager


1997 Annual Report             6         American Strategic Income Portfolio II

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  May 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,252,000) .........     $330,071,378
Real estate owned (identified cost: $1,924,363) (note 2) ...        1,477,647
Cash in bank on demand deposit .............................          777,237
Other assets ...............................................          100,166
Accrued interest receivable ................................        4,102,580
                                                              ------------------
  Total assets .............................................      336,529,008
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable ......................       84,000,000
Accrued investment management fee ..........................          130,150
Accrued administrative fee .................................           42,761
Accrued interest ...........................................          422,859
Other accrued expenses .....................................           13,645
                                                              ------------------
  Total liabilities ........................................       84,609,415
                                                              ------------------
  Net assets applicable to outstanding capital stock .......     $251,919,593
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $281,880,170
Undistributed net investment income ........................        1,329,680
Accumulated net realized loss on investments ...............      (32,218,363)
Unrealized appreciation of investments .....................          928,106
                                                              ------------------

  Total - representing net assets applicable to capital
    stock ..................................................     $251,919,593
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $328,696,556
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $251,919,593
Shares outstanding .........................................       19,940,735
Net asset value ............................................     $      12.63
Market price ...............................................     $      11.38

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  7  American Strategic Income Portfolio II

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended May 31, 1997
 ..................................................................

INCOME:
Interest (net of interest expense of $2,797,802) ...........     $23,056,096
Rental income from real estate owned (note 2) ..............         206,890
                                                              -----------------

  Total income .............................................      23,262,986
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................       1,536,995
Administrative fee .........................................         506,878
Custodian and accounting fees ..............................         196,594
Transfer agent fees ........................................          11,118
Reports to shareholders ....................................          57,798
Mortgage servicing fees ....................................         770,610
Directors' fees ............................................          13,343
Audit and legal fees .......................................          52,115
Operating expenses on real estate owned (note 2) ...........         466,307
Other expenses .............................................          71,488
                                                              -----------------
  Total expenses ...........................................       3,683,246
    Less expenses paid indirectly ..........................          (8,215)
                                                              -----------------

  Total net expenses .......................................       3,675,031
                                                              -----------------

  Net investment income ....................................      19,587,955
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities .............          44,679
Net realized loss on real estate owned .....................      (2,418,556)
                                                              -----------------

  Net realized loss on investments .........................      (2,373,877)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (167,692)
                                                              -----------------

  Net loss on investments ..................................      (2,541,569)
                                                              -----------------

    Net increase in net assets resulting from operations ...     $17,046,386
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  8  American Strategic Income Portfolio II

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended May 31, 1997
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Income .....................................................     $23,262,986
Net expenses ...............................................      (3,675,031)
                                                              -----------------
  Net investment income ....................................      19,587,955
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................      (1,500,421)
  Net amortization of bond discount and premium ............        (201,270)
  Change in accrued fees and expenses ......................         211,145
  Change in other assets ...................................        (100,166)
                                                              -----------------
    Total adjustments ......................................      (1,590,712)
                                                              -----------------

    Net cash provided by operating activities ..............      17,997,243
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     148,662,233
Purchases of investments ...................................    (178,692,638)
Net sales of short-term securities .........................         125,000
                                                              -----------------

    Net cash used by investing activities ..................     (29,905,405)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      31,000,000
Distributions paid to shareholders .........................     (19,990,588)
                                                              -----------------

    Net cash provided by financing activities ..............      11,009,412
                                                              -----------------
Net decrease in cash .......................................        (898,750)
Cash at beginning of year ..................................       1,675,987
                                                              -----------------

    Cash at end of year ....................................     $   777,237
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 2,607,946
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  9  American Strategic Income Portfolio II

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   5/31/97             5/31/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $19,587,955         $19,897,041
Net realized gain (loss) on investments ....................      (2,373,877)          4,450,724
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (167,692)         (4,821,939)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....      17,046,386          19,525,826
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (19,990,588)        (24,290,403)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Decrease in net assets from capital share transactions .....              --          (2,827,026)
                                                              -----------------   -----------------
  Total decrease in net assets .............................      (2,944,202)         (7,591,603)

Net assets at beginning of year ............................     254,863,795         262,455,398
                                                              -----------------   -----------------

Net assets at end of year ..................................     $251,919,593        $254,863,795
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $ 1,329,680         $ 1,732,313
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  10  American Strategic Income Portfolio II

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................
               American Strategic Income Portfolio Inc. II (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol BSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market. These investments are initially valued at cost and their values are

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         1997 Annual Report  11  American Strategic Income Portfolio II

---------------------------------------------------------------------
               subsequently monitored and adjusted pursuant to a pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record theron, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and changes in creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record thereon. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to

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         1997 Annual Report  12  American Strategic Income Portfolio II

---------------------------------------------------------------------
               unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At May 31, 1997, loans representing 4.6% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 8.7% of total single family principal outstanding at May 31, 1997. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1997, the fund owned 22 homes with an aggregate value of $1,477,647, or 0.6% of net assets. The fund recognized net realized losses of $2,418,556, or $0.12 per share on real estate sold during the year ended May 31, 1997, including a loss of $1,744,545, or $0.09 per share, on two multifamily properties.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset

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         1997 Annual Report  13  American Strategic Income Portfolio II

---------------------------------------------------------------------
               value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended May 31, 1997, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund

---------------------------------------------------------------------

         1997 Annual Report  14  American Strategic Income Portfolio II

---------------------------------------------------------------------
               shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during

---------------------------------------------------------------------

         1997 Annual Report  15  American Strategic Income Portfolio II

---------------------------------------------------------------------
               the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 1997, the effective investment management fee incurred by the fund was 0.61%. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                  MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

---------------------------------------------------------------------

         1997 Annual Report  16  American Strategic Income Portfolio II

---------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended May 31, 1997, aggregated $178,893,908 and $148,662,233, respectively. Included in proceeds from sales are $3,768,086 from sales of real estate owned.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               Capital share transactions for the fund were as follows:

                                                     YEAR ENDED                 YEAR ENDED
                                                    MAY 31, 1997               MAY 31, 1996
                                                 -------------------     -------------------------
                                                 SHARES      AMOUNT       SHARES         AMOUNT
                                                 -------     -------     --------     ------------
Authorized one billion shares of $0.01 par
  value:
  Payments for retirement of shares .........         --          --      250,800     $ (2,827,026)

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at May 31, 1997, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                                 CAPITAL LOSS
                                                   CARRYOVER       EXPIRATION DATE
                                                 -------------     ----------------
                                                 $   6,075,218                2003
                                                    22,965,560                2004
                                                       922,669                2005
                                                     2,254,916                2006
                                                 -------------
                                                 $  32,218,363
                                                 -------------
                                                 -------------

(7) PENDING
    LITIGATION
 ................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray

---------------------------------------------------------------------

         1997 Annual Report  17  American Strategic Income Portfolio II

---------------------------------------------------------------------
               Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants have executed a settlement agreement which the Court has preliminarily approved. If approved by a sufficiently large percentage of the class and granted final approval by the Court, the settlement agreement will provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The settlement also includes an agreement that BSP will offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer will occur after the effective date of the settlement following final Court approval.

---------------------------------------------------------------------

         1997 Annual Report  18  American Strategic Income Portfolio II

---------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                  Year        Year        Year        Year       Period
                                                  Ended       Ended       Ended       Ended       Ended
                                                 5/31/97     5/31/96     5/31/95     5/31/94     5/31/93(f)
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $12.78      $13.00      $12.97      $14.54      $14.07
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      0.98        0.99        1.21        1.56        1.07
  Net realized and unrealized gains (losses)
    on investments ..........................     (0.13)         --        0.17       (1.78)       0.41
                                                 -------     -------     -------     -------     -------
    Total from operations ...................      0.85        0.99        1.38       (0.22)       1.48
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................     (1.00)      (1.21)      (1.35)      (1.31)      (1.01)
  In excess of net realized gains on
    investments .............................        --          --          --       (0.04)         --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....     (1.00)      (1.21)      (1.35)      (1.35)      (1.01)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $12.63      $12.78      $13.00      $12.97      $14.54
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
Per-share market value, end of period .......    $11.38      $10.63      $11.50      $13.63      $15.75
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return, net asset value (a) ...........      6.90%       7.84%      11.56%      (2.15)%     10.97%
Total return, market value (b) ..............     17.19%       2.95%      (5.38)%     (5.38)%     12.57%
Net assets at end of period (in millions) ...    $  252      $  255      $  262      $  265      $  297
Ratio of expenses to average weekly net
  assets (c) .                                     1.45%       1.26%       1.27%       1.20%       1.09%(g)
Ratio of expenses to average weekly net
  assets including interest expense (c) .....      2.56%       2.39%       3.51%       2.33%       1.74%(g)
Ratio of net investment income to average
  weekly net assets .........................      7.73%       7.63%       9.60%      10.68%       9.08%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................        51%        105%         52%        117%         64%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................    $   84      $   53      $   53      $   85      $   76
Per-share amount of borrowings outstanding at
  end of period .............................    $ 4.21      $ 2.66      $ 2.61      $ 4.16      $ 3.71
Per-share amount of net assets, excluding
  borrowings, at end of period ..............    $16.84      $15.44      $15.61      $17.13      $18.25
Asset coverage ratio (e) ....................       400%        581%        598%        412%        491%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.01%, 0.07% AND 0.04% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY. FISCAL 1997 RATIO INCLUDES 0.18% OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  COMMENCEMENT OF OPERATIONS WAS JULY 30, 1992.
(g)  ANNUALIZED.

---------------------------------------------------------------------

         1997 Annual Report  19  American Strategic Income Portfolio II

Investments in Securities
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II                             May 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.3%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (1.7%):
    FIXED RATE (1.7%):
      6.50%, FNMA, 1/1/11 ...............................  $ 4,390,207      $  4,289,935
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (22.6%):
      6.13%, U. S. Treasury Note, 7/31/00 ...............   57,250,000(b)     56,866,425
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $61,060,350)  ..........................                     61,156,360
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (8.3%):
  FIXED RATE (7.6%):
      8.79%, RFC 1997-NPC1, 8/27/23 .....................   19,314,801        19,162,214
                                                                            ------------

  SUBORDINATED FIXED RATE (0.7%):
      6.00%, CMI Trust 1, Series 1991-1, 3/1/22 .........    1,837,618         1,727,360
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $20,992,953)  ..........................                     20,889,574
                                                                            ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (97.9%):
  COMMERCIAL LOANS (9.8%):
      Bigelow Office Building, 9.00%, 4/1/07 ............    1,400,000         1,391,136
      Canton Commerce Center, 9.25%, 7/1/01 .............    3,358,759         3,402,853
      Centre Point Commerce Park, 9.00%, 6/1/12 .........      830,000           830,000
      Cottonwood Square, 9.30%, 5/1/04 ..................    2,975,000         3,007,485
      Jamboree Building, 9.05%, 12/1/06 .................    1,992,843         1,975,920
      New York Warehouse, 10.03%, 12/31/99 ..............    1,300,000         1,300,000
      Oak Knoll Village Shopping Center, 8.80%,
        12/1/03 .........................................    1,145,711         1,134,258
      PennMont Office Building, 8.88%, 5/1/01 ...........    1,682,326         1,676,169
      PMG Center, 9.05%, 9/1/03 .........................    2,409,640         2,411,318
      Provident Bank Building, 8.80%, 11/1/01 ...........    2,786,900         2,767,702
      Ridgewood Estates Mobile Home Park, 8.55%,
        12/1/00 .........................................    2,115,115         2,120,056
      Wellington Professional Center, 8.80%, 11/1/01 ....    2,782,288         2,749,525
                                                                            ------------
                                                                              24,766,422
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

         1997 Annual Report  20  American Strategic Income Portfolio II

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  MULTIFAMILY LOANS (37.9%):
      Aldrich, Colfax, Dupont, Girard & Oak Grove, 9.88%,
        12/1/22 .........................................  $ 1,698,662      $  1,758,115
      Autumnwood, Southern Woods & Hilton Hollow, 9.10%,
        6/1/03 ..........................................    6,389,433         6,505,720
      Bent Tree Fountains Apartments & Windsong
        Apartments, 8.00%, 6/1/00 .......................   11,800,000        11,800,000
      Casa Carranza Apartments, 8.35%, 12/1/02 ..........    4,031,339         3,985,382
      Chardonnay Apartments, 8.70%, 1/1/07 ..............    4,342,359         4,338,016
      Chase Hill Apartments, 9.00%, 4/1/01 ..............    3,046,934         3,092,638
      Colony Square Apartments, 10.25%, 12/1/01 .........    1,333,967         1,365,182
      Crows Landing Apartments, 9.13%, 8/1/02 ...........    4,103,208         3,914,050
      Deering Manor, 9.50%, 12/8/22 .....................    1,285,495         1,330,487
      Gables Apartments, 8.50%, 8/1/00 ..................    5,549,597         5,577,900
      Green Acres Apartments, 9.97%, 10/1/01 ............    1,070,878           809,691
      Harbor View Apartments, 9.50%, 1/25/18 ............      775,611           802,757
      Jaccard Apartments, 8.83%, 12/1/03 ................    2,793,592         2,814,823
      Kenyon Place Apartments, 8.13%, 2/1/03 ............    2,304,720         2,269,458
      Kona Kai Apartments, 8.45%, 11/1/05 ...............    1,165,153         1,156,415
      Lexington Apartments, 9.13%, 6/1/02 ...............    1,447,283         1,470,584
      Newport Apartments, 9.75%, 4/1/02 .................    1,370,956         1,418,939
      Normandale Lake Estates, 8.13%, 2/1/03 ............    2,451,309         2,400,812
      Park Place of Venice Apartments, 10.75%, 4/1/02 ...    2,652,336         2,745,168
      Park Terrace Apartments, 8.45%, 11/1/05 ...........    2,617,174         2,597,545
      Partridge Court Apartments, 7.96%, 3/1/03 .........    2,316,349         2,265,621
      Pine Village East Apartments & Pine Village North
        Apartments, 8.75%, 10/1/02 ......................    3,065,827         3,091,886
      Pingry Arms & Cornell Arms, 8.05%, 1/1/01 .........    2,465,863         2,434,300
      Primrose Apartments, 8.63%, 11/1/07 ...............    1,103,142         1,097,736
      Railview Apartments, 9.50%, 12/8/22 ...............    1,491,838         1,544,052
      Rhode Island Chateau Apartments, 8.85%, 6/1/02 ....    2,850,000         2,850,000
      Rockwell Plaza Apartments, 9.44%, 8/1/01 ..........    4,248,418         3,582,691
      Skyline Apartments, 8.80%, 12/1/03 ................    2,095,164         2,122,820
      Somerset Apartments, 10.25%, 1/20/18 ..............    1,076,248           992,193
      Sunland Manor Apartments, 9.75%, 11/1/01 ..........    1,279,690         1,324,479
      The Meadows, Fairfield Manor & Auburn Apartments,
        8.63%, 11/1/07 ..................................    1,749,093         1,749,968
      Vintage Apartments, 9.00%, 8/1/05 .................    2,915,370         2,953,561
      Westview Apartments, 7.80%, 3/1/03 ................    1,089,609         1,052,998
      Whispering Hills Apartments, 8.80%, 10/1/02 .......    2,127,907         2,149,825
      Windgate Apartments, 9.00%, 6/1/04 ................    2,310,000         2,310,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

         1997 Annual Report  21  American Strategic Income Portfolio II

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Woodoaks Apartments, 8.88%, 11/1/02 ...............  $ 1,844,189      $  1,868,532
                                                                            ------------
                                                                              95,544,344
                                                                            ------------

  SINGLE FAMILY LOANS (50.2%):
      Aegis III, 8.99%, 6/13/11 .........................    2,362,162         2,291,298
      Amerivest Mortgage, 9.28%, 5/1/12 .................    2,736,006(b)      2,730,056
      CTX Mortgage, 9.52%, 11/23/22 .....................    2,527,199         2,407,423
      Energy Park Loans, 12.20%, 12/1/22 ................      262,616           270,494
      Fairbanks III, 9.62%, 1/1/07 ......................    1,487,626         1,319,531
      Fairbanks IV, 9.15%, 7/3/11 .......................    1,111,324         1,044,110
      First Federal of Delaware, 8.59%, 2/1/18 ..........    5,325,849(b)      5,088,534
      Greenwich, 9.29%, 6/16/05 .........................    2,089,602         2,046,565
      Heartland Federal Savings & Loan, 11.38%,
        11/17/22 ........................................      213,928           216,890
      Kentucky Central Life, 9.39%, 5/1/22 ..............    5,702,011(b)      5,601,533
      Kislak, 10.00%, 6/30/20 ...........................    6,379,632(b)      6,321,008
      Maryland National Bank, 9.95%, 9/1/18 .............    1,036,457         1,058,027
      McDowell, 9.93%, 12/1/20 ..........................    3,436,637         3,480,712
      Merchants Bank, 10.24%, 12/1/20 ...................    1,846,309(b)      1,884,635
      Meridian, 9.45%, 10/15/22 .........................      879,691           892,633
      Meridian III, 9.52%, 12/1/20 ......................    4,398,357(b)      4,396,103
      Minneapolis Employees Retirement Fund, 8.44%,
        2/10/14 .........................................    5,332,888         5,130,045
      NationsBank, 8.28%, 10/1/07 .......................      134,427           135,515
      Neslund Properties, 9.87%, 2/1/23 .................    5,739,576         5,901,030
      Nomura I, 9.96%, 12/16/23 .........................   10,414,978(b)     10,356,755
      Nomura II, 8.79%, 3/22/15 .........................   12,489,605(b)     11,231,227
      Nomura III, 8.53%, 8/29/17 ........................   18,937,756        17,227,037
      Norwest IV, 8.24%, 4/23/25 ........................    7,701,204(b)      7,279,246
      Norwest II, 7.80%, 11/27/22 .......................    4,700,293         4,407,370
      Norwest VII, 8.03%, 9/24/25 .......................    8,178,819(b)      7,845,978
      Old Hickory Credit Union, 10.04%, 10/15/22 ........    1,962,270(b)      1,991,652
      Paine Webber, 12.32%, 10/15/20 ....................      622,806           603,757
      PHH U.S. Mortgage, 8.83%, 1/1/12 ..................    6,894,162         6,940,389
      President Homes 92-4, Sales Inventory, 8.38%,
        10/15/20 ........................................      173,411           144,809
      President Homes 92-5, Sales Inventory, 9.38%,
        10/15/20 ........................................      104,212            73,578
      President Homes 92-6, Sales Inventory, 8.43%,
        10/15/20 ........................................      171,286           154,836
      President Homes 92-8, Sales Inventory, 8.63%,
        11/24/22 ........................................      125,725           122,836
      President Homes 94-1A, Sales Inventory, 9.38%,
        12/28/22 ........................................       94,658            97,498
      Progressive Consumers Federal Credit Union, 11.14%,
        10/15/22 ........................................      608,921(b)        612,022
      Salomon, 8.13%, 12/28/16 ..........................    4,567,502         4,347,457

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

         1997 Annual Report  22  American Strategic Income Portfolio II

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Sears Mortgage, 8.65%, 11/18/22 ...................  $   800,504(b)   $    810,089
                                                                            ------------
                                                                             126,462,678
                                                                            ------------

        Total Whole Loans and Participation Mortgages
          (cost: $245,391,253)  .........................                    246,773,444
                                                                            ------------

SHORT-TERM SECURITIES (0.5%):
      Repurchase agreement with Goldman Sachs, acquired
        on 5/30/97, interest of $579, 5.55%, 6/2/97
        (cost: $1,252,000) ..............................    1,252,000(f)      1,252,000
                                                                            ------------

        Total Investments in Securities
          (cost: $328,696,556) (g)  .....................                   $330,071,378
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON MAY 31, 1997, SECURITIES VALUED AT $105,531,415 WERE SEGREGATED OR PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE
     AGREEMENTS:

                                                             NAME OF BROKER
              ACQUISITION                        ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE     INTEREST      OF COLLATERAL
------------  ----------  ---------  ---------  ---------  -------------------
$ 53,000,000    5/1/97        5.64%   6/2/97    $ 257,289              (1)
  20,000,000    5/1/97        6.50%   6/2/97      111,945              (2)
  11,000,000    5/5/97        6.50%   6/2/97       53,625              (2)
------------                                    ---------
$ 84,000,000                                    $ 422,859
------------                                    ---------
------------                                    ---------

* INTEREST RATE AS OF MAY 31, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
NAME OF BROKER AND DESCRIPTION OF COLLATERAL
         (1) NOMURA;
            U. S. TREASURY NOTE, 6.13%, 7/31/00, $53,150,000 PAR
         (2) NOMURA;
            AMERIVEST MORTGAGE, 9.28%, 5/1/12, $2,679,723 PAR
            FIRST FEDERAL OF DELAWARE, 8.59%, 2/1/18, $4,225,660 PAR
            KENTUCKY CENTRAL LIFE, 9.39%, 5/1/22, $5,611,041 PAR
            KISLAK, 10.00%, 6/30/20, $4,358,269 PAR
            MERCHANTS BANK, 10.24%, 12/1/20, $1,761,976 PAR
            MERIDIAN III, 9.52%, 12/1/20, $3,539,938 PAR
            NOMURA I, 9.96%, 12/16/23, $9,872,783 PAR
            NOMURA II, 8.79%, 3/22/15, $4,626,027 PAR
            NORWEST IV, 8.24%, 4/23/25, $7,057,542 PAR
            NORWEST VII, 8.03%, 9/24/25, $7,343,086 PAR
            OLD HICKORY CREDIT UNION, 10.04%, 10/15/22, $1,912,473 PAR
            PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION, 11.14%, 10/15/22, $608,921 PAR
            SEARS MORTGAGE, 8.65%, 11/18/22, $594,795 PAR

---------------------------------------------------------------------

         1997 Annual Report  23  American Strategic Income Portfolio II

---------------------------------------------------------------------

(C)  INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
     ON MAY 31, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
     FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
     MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1997.
(D)  COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
     PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
     INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
     OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
     OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         BIGELOW OFFICE BUILDING - LAS VEGAS, NV
         CANTON COMMERCE CENTER - CANTON, MA
         CENTRE POINT COMMERCE PARK - ORLANDO, FL
         COTTONWOOD SQUARE - COLORADO SPRINGS, CO
         JAMBOREE BUILDING - COLORADO SPRINGS, CO
         NEW YORK WAREHOUSE - NEW YORK CITY, NY
         OAK KNOLL VILLAGE SHOPPING CENTER - AUSTIN, TX
         PENNMONT OFFICE BUILDING - ALBUQUERQUE, NM
         PMG CENTER - FORT LAUDERDALE, FL
         PROVIDENT BANK BUILDING - DESOTO, TX
         RIDGEWOOD ESTATES MOBILE HOME PARK - LAYTON, UT
         WELLINGTON PROFESSIONAL CENTER - WELLINGTON, FL
MULTIFAMILY LOANS:
         ALDRICH, COLFAX, DUPONT, GIRARD & OAK GROVE - MINNEAPOLIS, MN
         AUTUMNWOOD, SOUTHERN WOODS & HINTON HOLLOW - KNOXVILLE, TN
         BENT TREE FOUNTAINS APARTMENTS & WINDSONG APARTMENTS - ADDISON, TX AND
          DALLAS, TX
         CASA CARRANZA APARTMENTS - MESA, AZ
         CHARDONNAY APARTMENTS - TULSA, OK
         CHASE HILL APARTMENTS - SAN ANTONIO, TX
         COLONY SQUARE APARTMENTS - FORT WORTH, TX
         CROWS LANDING APARTMENTS - FRESNO, CA
         DEERING MANOR - NASHWAUK, MN
         GABLES APARTMENTS - OKLAHOMA CITY, OK
         GREEN ACRES APARTMENTS - YOUNGSTOWN, OH
         HARBOR VIEW APARTMENTS - GRAND MARAIS, MN
         JACCARD APARTMENTS - UNIVERSITY CITY, MO
         KENYON PLACE APARTMENTS - ENGLEWOOD, CO
         KONA KAI APARTMENTS - PUEBLO, CO
         LEXINGTON APARTMENTS - EAST POINT, GA
         NEWPORT APARTMENTS - WHITE SETTLEMENT, TX
         NORMANDALE LAKE ESTATES - BLOOMINGTON, MN
         PARK PLACE OF VENICE APARTMENTS - VENICE, FL
         PARK TERRACE APARTMENTS - PUEBLO, CO
         PARTRIDGE COURT APARTMENTS - BROOMFIELD, CO
         PINE VILLAGE EAST APARTMENTS & PINE VILLAGE NORTH APARTMENTS - ATLANTA,
          GA AND SMYRNA, GA
         PINGRY ARMS & CORNELL ARMS - PLAINFIELD, NJ
         PRIMROSE APARTMENTS - GRAND FALLS, ND
         RAILVIEW APARTMENTS - PROCTOR, MN
         RHODE ISLAND CHATEAU APARTMENTS - ST. LOUIS PARK, MN
         ROCKWELL PLAZA APARTMENTS - OKLAHOMA CITY, OK
         SKYLINE APARTMENTS - KANSAS CITY, KS
         SOMERSET APARTMENTS - WILMAR, MN
         SUNLAND MANOR APARTMENTS - MESA, AZ
         THE MEADOWS, FAIRFIELD MANOR & AUBURN APARTMENTS - WAHPETON, ND
         VINTAGE APARTMENTS - KERMAN, CA
         WESTVIEW APARTMENTS - AUSTIN, TX
         WHISPERING HILLS APARTMENTS - NASHVILLE, TN
         WINDGATE APARTMENTS - LOUISVILLE, KY
         WOODOAKS APARTMENTS - YUKON, OK

---------------------------------------------------------------------

         1997 Annual Report  24  American Strategic Income Portfolio II

---------------------------------------------------------------------

SINGLE FAMILY LOANS:
         AEGIS III - 78 LOANS, TEXAS
         AMERIVEST MORTGAGE - 42 LOANS, MASSACHUSETTS
         CTX MORTGAGE - 24 LOANS, UNITED STATES
         ENERGY PARK LOANS - 4 LOANS, ST. PAUL, MINNESOTA
         FAIRBANKS III - 25 LOANS, THE WESTERN UNITED STATES
         FAIRBANKS IV - 19 LOANS, UNITED STATES
         FIRST FEDERAL OF DELAWARE - 112 LOANS, UNITED STATES
         GREENWICH - 23 LOANS, COLORADO
         HEARTLAND FEDERAL SAVINGS & LOAN - 3 LOANS, CALIFORNIA
         KENTUCKY CENTRAL LIFE - 120 LOANS, KENTUCKY
         KISLAK - 121 LOANS, THE CENTRAL AND SOUTHERN UNITED STATES
         MARYLAND NATIONAL BANK - 21 LOANS, THE EASTERN UNITED STATES
         MCDOWELL - 69 LOANS, GEORGIA
         MERCHANTS BANK - 64 LOANS, VERMONT
         MERIDIAN - 11 LOANS, CALIFORNIA AND FLORIDA
         MERIDIAN III - 77 LOANS, CALIFORNIA
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND -142 LOANS, MINNESOTA
         NATIONSBANK - 13 LOANS, GEORGIA
         NESLUND PROPERTIES - 154 LOANS, MINNESOTA
         NOMURA I - 233 LOANS,CALIFORNIA AND TEXAS
         NOMURA II - 213 LOANS, UNITED STATES
         NOMURA III - 294 LOANS, THE MIDWESTERN UNITED STATES
         NORWEST IV - 53 LOANS, THE MIDWESTERN UNITED STATES
         NORWEST II - 39 LOANS, THE MIDWESTERN UNITED STATES
         NORWEST VII - 58 LOANS, THE MIDWESTERN UNITED STATES
         OLD HICKORY CREDIT UNION - 63 LOANS, TENNESSEE
         PAINE WEBBER - 17 LOANS, NEW JERSEY
         PHH U.S. MORTGAGE - 53 LOANS, UNITED STATES
         PRESIDENT HOMES, SALES INVENTORY - 8 LOANS, THE MIDWESTERN UNITED
          STATES
         PROGRESSIVE CONSUMERS FEDERAL CREDIT UNION - 6 LOANS, MASSACHUSETTS
         SALOMON - 55 LOANS, NEW JERSEY
         SEARS MORTGAGE - 10 LOANS, UNITED STATES
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1997, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $267,663,018 OR 106.2% OF TOTAL NET
     ASSETS.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  ON MAY 31, 1997, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $330,620,919. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  5,147,616
      GROSS UNREALIZED DEPRECIATION ......    (4,219,510)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $    928,106
                                            ------------
                                            ------------

---------------------------------------------------------------------

         1997 Annual Report  25  American Strategic Income Portfolio II

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC. II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. II as of May 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 1997, and the financial highlights presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. II as of May 31, 1997, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 11, 1997

---------------------------------------------------------------------

         1997 Annual Report  26  American Strategic Income Portfolio II

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                      AMOUNT
---------------------------------------------    --------
June 26, 1996 ...............................    $ 0.0950
July 24, 1996 ...............................      0.0825
August 28, 1996 .............................      0.0825
September 25, 1996 ..........................      0.0825
October 23, 1996 ............................      0.0825
November 27, 1996 ...........................      0.0825
December 18, 1996 ...........................      0.0825
January 10, 1997 ............................      0.0825
February 26, 1997 ...........................      0.0825
March 26, 1997 ..............................      0.0825
April 23, 1997 ..............................      0.0825
May 28, 1997 ................................      0.0825
                                                 --------
    Total ...................................    $ 1.0025
                                                 --------
                                                 --------

---------------------------------------------------------------------

         1997 Annual Report  27  American Strategic Income Portfolio II

        Shareholder Update
----------------------------------------

                  CLARIFICATION OF CREDIT QUALITY CRITERIA
               The fund's board of directors has approved a clarification of the credit quality criteria that must be met by individual whole mortgage loans purchased for the fund.

               As you know, rather than focusing on traditional mortgage-backed securities, we make direct investments in single-family, multifamily (apartment) and/or commercial mortgage loans. We do this so we can pass along to investors the higher rates, or "spread", we may earn on these mortgage loans compared to traditional mortgage-backed securities. Unlike most mortgage-backed securities, however, these loans are not backed by any government guarantee or private credit enhancement and, as a result, are subject to greater credit risk. Credit risk is the risk that the borrower will default, or fail to make payments on the loan. We attempt to manage credit risk in the fund through the use of an extensive risk analysis process. Among other things, we review each loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a physical assessment of the property. In addition, for multifamily and commercial properties we perform a detailed inspection of each property; study competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts. We also perform a significant financial analysis of each property.

               The fund's prospectus requires that each security in which the fund invests (other than certain corporate debt securities and subordinated derivative mortgage-backed securities) be rated A or higher by Standard & Poor's Ratings Group (S&P) or, if unrated, be determined by the fund's investment adviser to be of comparable quality. S&P has quantitative criteria for rating mortgage loans pooled to form A-rated mortgage-backed securities. Loans which we believe would be appropriate investments for the fund, and of suitable credit quality using our risk analysis process outlined above, may not always meet these quantitative criteria. Therefore, in order to avoid confusion as to whether S&P's

---------------------------------------------------------------------

         1997 Annual Report  28  American Strategic Income Portfolio II

---------------------------------------------------------------------
               quantitative rating criteria are applied to individual whole loans in which the fund invests, we have requested, and your fund's board of directors has approved, clarification that the rating requirements do not apply to individual whole loans in the fund. (Other mortgage-related securities in which the fund invests, with the exceptions noted above, will continue to be rated A or higher by S&P or determined to be of equivalent quality.)

               This clarification does not represent a change in our investment strategy. When selecting individual mortgage loan investments for the fund, we will continue to utilize the risk analysis process outlined above in an attempt to manage the credit risk inherent in these investments. In addition, we intend to maintain the fund's current S&P rating.

               Since inception, the fund has been rated AF by S&P's Ratings Group, which means the fund's investments have an overall credit quality of A. S&P does not evaluate the market risk (the risk of price volatility and a decline in value) of the fund when assigning a credit rating. S&P has also given the fund a market risk rating, which we cannot publish due to NASD regulations. This rating, and a definition of AF, are available by calling S&P at
               1 800 424-FUND.

---------------------------------------------------------------------

         1997 Annual Report  29  American Strategic Income Portfolio II

---------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 23, 1996. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The fund's shareholders elected the following directors:

                                                                  SHARES
                                                                 WITHHOLDING
                                                   SHARES        AUTHORITY
                                                 VOTED "FOR"     TO VOTE
                                                 -----------     --------
David T. Bennett ............................     17,515,114     810,247
Jaye F. Dyer ................................     17,515,685     809,676
William H. Ellis ............................     17,502,475     822,886
Karol D. Emmerich ...........................     17,514,036     811,325
Luella G. Goldberg ..........................     17,495,405     829,956
George Latimer ..............................     17,513,676     811,685

               (2) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended May 31, 1997. The following votes were cast regarding this matter:

                     SHARES
      SHARES         VOTED                      BROKER
    VOTED "FOR"     "AGAINST"    ABSTENTIONS  NON-VOTES
    -----------     --------     --------     ----------
     17,595,395     545,948      184,018             --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

         1997 Annual Report  30  American Strategic Income Portfolio II

---------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive

---------------------------------------------------------------------

         1997 Annual Report  31  American Strategic Income Portfolio II

---------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

         1997 Annual Report  32  American Strategic Income Portfolio II

---------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company,
               P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

         1997 Annual Report  33  American Strategic Income Portfolio II

Glossary of Terms^

BENCHMARK

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

COMMERCIAL LOANS

Mortgage loan secured by commercial developments such as shopping centers, office buildings and warehouses.

DELINQUENT

When there is failure to make payment on a loan when due, the loan is said to be delinquent.

DISCOUNT

Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK

All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline,


1997 Annual Report             34         American Strategic Income Portfolio II
the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.

SPREAD

The difference in yield on an investment and the corresponding term Treasury security.

YIELD CURVE

A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.


1997 Annual Report             35         American Strategic Income Portfolio II

                THIS PAGE WAS INTENTIONALLY LEFT BLANK.









1997 Annual Report             36         American Strategic Income Portfolio II

DIRECTORS
-------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
-------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

JOHN G. WENKER, Senior Vice President

RUSS J. KAPPENMAN, Vice President and Assistant Secretary

AMY AYD, Vice President

JULENE R. MELQUIST, Vice President

WILLIAM T. NIMMO, Vice President

ROBERT H. NELSON, Vice President and Treasurer

DANIEL W. SCHROER, Vice President and Assistant Secretary

SUSAN S. MILEY, Secretary

INVESTMENT ADVISER
-------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

ACCOUNTING AND TRANSFER AGENT
-------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

CUSTODIAN
-------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101

INDEPENDENT AUDITORS
-------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
-------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION
By Phone                        [LOGO]
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

31 American Strategic
   Income Portfolio II

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL                                           [LOGO]
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

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